FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this "Amendment") is made this 31st day of March, 2022 (the "Effective Date") by and between MONTROSE AND CLARENDON, LLC, a Delaware limited liability company (the "Landlord"), and PLANTX MIDWEST INC., a Delaware corporation (sometimes referred to as the "Tenant"), successor to PETER RUBI, LLC, an Illinois limited liability company the "Original Tenant"). Landlord and Tenant are sometimes referred to hereinafter as the "Party(ies)".

RECITALS:

WHEREAS, Landlord and the Original Tenant entered into that certain lease dated December 21, 2020 (the "Lease") for approximately 21,894 square feet of space, commonly known as 804 W. Montrose Avenue, Chicago, Illinois ("Premises"); and

WHEREAS, on or about December 12, 2021, Original Tenant assigned Lease to Tenant, and Tenant assumed all obligations under the Lease pursuant to that certain Assignment and Assumption Agreement by and between Original Tenant and Tenant dated December 12, 2021; and

WHEREAS, Tenant has requested that Landlord agree to allow the on-premises consumption of alcohol and catering of alcohol for off-premise consumption as permitted uses; and

WHEREAS, Section 18.9 of the Lease states that the Lease may be amended only by a written instrument signed by Landlord and Tenant; and

WHEREAS, the Parties desire to amend the Lease as provided below.

AGREEMENT

NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, and in reliance upon the recitals set forth above and incorporated by reference herein, the Parties hereby agree as follows:

1. Incorporation and Definitions. The foregoing Recitals are hereby incorporated into and made an integral part of this Amendment as if fully set forth herein. Capitalized terms used but not otherwise defined in this Amendment shall have the meaning(s) ascribed to them in the Lease.

2. Amendment of Section 1.1.R. of the Lease. The Landlord and Tenant agree on-premises consumption of alcohol and catering of alcohol for off-premise consumption shall be permitted uses in the Premises. Therefore, Landlord and Tenant agree that Section 1.1.R. of the

Lease shall be and hereby is amended by deleting Section 1.1.R. in its entirety and replacing in substitution therefor the following provision:

> "R. **Permitted Use:** "The primary use shall be for the operation of a retail grocery store selling meat, seafood, produce, bakery items, delicatessen items, natural food or health food, vitamins or supplements, flowers, natural cosmetics, natural health and beauty products, and, ancillary to such use and if permitted by applicable laws, the retail sale of packaged wine, beer and spirits for off-Premises and on-Premises consumption, and catering of wine, beer, and spirits for off-Premises consumption, and for no other purpose."

3. Ratification. Except as otherwise expressly amended by this Amendment, the terms and provisions of the Lease shall remain in full force and effect and shall not be affected or modified hereby and the Lease, as amended hereby, is ratified and affirmed in all respects.

4. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns. Notwithstanding the foregoing, each Party's right to assign any of its rights or obligations under this Amendment shall be governed by the Lease.

5. Severability. In the event any term or provision of this Amendment shall be declared invalid, void or unenforceable, it shall not affect the validity of any other term or provision hereof or any term or provision of the Lease, all of which shall remain valid, binding and enforceable.

6. Governing Law. This Amendment shall he governed by and construed in accordance with the laws of the State of Illinois.

7. Counterparts; Electronic Signature. This Amendment and each Joinder and Consent thereto (collectively, the "Amendment") may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall be one and the same instrument. For purposes of executing this Amendment, any signed copy of this Amendment may be transmitted electronically or by facsimile machine and the signature of any party hereon shall, for purposes of execution hereof, be considered an original signature. Any facsimile or electronic transmission of this Amendment shall, at the request of either party, be re-executed by the other party in an original form, and neither party shall raise the use of a facsimile machine or electronic transmission, or the fact that any signature was transmitted thereby, as a defense to the effectiveness of this Amendment.

8. Amendments. No amendment or waiver of any provision of this Amendment shall be effective unless in writing and signed by the Parties hereto.

9. Entire Agreement. This Amendment contains the entire agreement of the Parties with respect to the matters contained herein and all prior agreements and understandings of any kind or

nature relative to this Amendment are hereby superseded. The parties intend that no other changes be made to the Lease and that the Lease shall continue in full force and effect in accordance with its terms, provisions, and conditions, except as set forth in this Amendment.

10. Authority. The Parties hereto have full right and authority to enter into this Amendment. Landlord acknowledges that it does not need to obtain any third-party consent in order to effectuate this Amendment.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]
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IN WITNESS WHEREOF, this Amendment shall be effective on the date of last execution and the date shall be set forth in the first paragraph of this Amendment as the "Effective Date," provided, however, that neither Party shall be contractually obligated until this Amendment is fully executed by both Parties, acknowledged by all guarantors of the Lease and delivered with signatures by each to the other.

LANDLORD:

MONTROSE AND CLARENDON, LLC,
a Delaware limited liability company

By: The Harlem Irving Companies, Inc.,
an Illinois corporation, its manager

By: ____________________
Name: Vince G Forgione
Title: Vice President

TENANT:

PLANT X MIDWEST INC., a Delaware corporation

By: ____________________
Name: Lorne Rapkin
Its: CEO

Joinder and Consent by PLANTX LIFE, INC.

The undersigned, Lorne Rapkin of **PLANTX LIFE, INC.**, a corporation incorporated under the laws of British Columbia ("**Guarantor**"), is one of the guarantors of the Lease. Guarantor hereby joins in and consents to the execution of this First Amendment to Lease which amends Section 1.1.R., Permitted Use, and hereby acknowledges and reaffirms its obligations under that certain Guaranty of Lease dated December 12, 2021 executed and delivered by Guarantor.

Dated: March 31, 2022

Guarantor:

PLANTX LIFE, INC.,
a British Columbia corporation

By: ____________________
Print Name: Lorne Rapkin
Title: CEO

IN WITNESS WHEREOF, this Amendment shall be effective on the date of last execution and the date shall be set forth in the first paragraph of this Amendment as the "Effective Date," provided, however, that neither Party shall be contractually obligated until this Amendment is fully executed by both Parties, acknowledged by all guarantors of the Lease and delivered with signatures by each to the other.

LANDLORD:	TENANT:
MONTROSE AND CLARENDON, LLC, a Delaware limited liability company	PETER RUBI, LLC, an Illinois limited liability company
By: The Harlem Irving Companies, Inc., an Illinois corporation, its manager	By:__________ Name:__________ Its:__________
By:__________ Name: __________ Title: Vice President	

Joinder and Consent by PLANTX LIFE, INC.

The undersigned, Lorne Rapkin of **PLANTX LIFE, INC.**, a corporation incorporated under the laws of British Columbia ("**Guarantor**"), is one of the guarantors of the Lease. Guarantor hereby joins in and consents to the execution of this First Amendment to Lease which amends Section 1.1.R., Permitted Use, and hereby acknowledges and reaffirms its obligations under that certain Guaranty of Lease dated December 12, 2021 executed and delivered by Guarantor.

Dated: March 31, 2022

Guarantor:

PLANTX LIFE, INC.,
a British Columbia corporation

By: [signature]
Print Name: Lorne Rapkin
Title: CEO